COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Annuity Account

Supplement Dated May 1, 2024

to the Prospectus For

Individual Flexible Premium Deferred Variable Annuity Contract

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your contract. It is for informational purposes only and requires no action on your part. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective May 1, 2024, Calvert Variable Products, Inc. will be renamed Calvert Variable Trust, Inc. In addition, the Funds of Calvert Variable Trust, Inc. that are available as Investment Options under your Policy will be renamed as follows:

Current Name	New Name
Calvert VP Russell 2000® Small Cap Index Portfolio	CVT Russell 2000® Small Cap Index Portfolio
Calvert VP EAFE International Index Portfolio	CVT EAFE International Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio	CVT S&P MidCap 400 Index Portfolio

All other provisions in your Prospectus, as supplemented, remain unchanged.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your representative.